Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF LASERLOCK TECHNOLOGIES INC.
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of LaserLock Technologies Inc. (the “Company”) for the period ended September 30, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, Edward Weisberger, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2014 and for the period then ended.

Date: November 19, 2014	/s/ Edward Weisberger
Edward Weisberger
Chief Financial Officer